Exhibit 21

SUBSIDIARIES

                The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2000. The name of each indirect subsidiary is indented under the name of its parent company.

Stewart Enterprises	Jurisdiction of Incorporation
Acme Mausoleum Corporation
Carolina Financial Corporation of Pickens
        Hill-Crest Memorial Park
        Oconee Memorial Gardens, Inc.
Cementerios Stewart (Chile), S.R.L.
Cemetery Management, Inc.
        Arlington Memorial Park Cemetery and Funeral Home, Inc.
        Baldwin-Fairchild Funeral Homes, Inc.
                All Faiths Memorial Park, Inc.
                Orlando Funeral Home, Inc.
                The Simplicity Plan, Inc.
        Bay Area Crematory, Inc.
        Beth David Funeral Chapel Tampa, Inc.
        Beth David Memorial Chapel, Inc.
        Bruce Ocala Funeral Home, Inc.
        Chapel Hill Cemetery, Inc.
                Glen Haven Memorial Park, Inc.
                        Highland Memory Gardens, Inc.
                Semoran Funeral Home, Inc.
        Cheatham Hill Memorial Park, Inc.
        David C. Gross Funeral Home, Inc.
        Empresas Stewart - Cementerios, Inc.
        Empresas Stewart - Funerarias, Inc.
        Florida Hills Memorial Gardens, Inc.
        Garden of Memories, Inc.
                A.P. Boza Funeral Home, Inc.
                Curry and Son Funeral Home, Inc.
                Woodlawn Memory Gardens, Inc.
        Good Shepherd Memorial Gardens, Inc.
        Hubbell Funeral Home and Crematory, Inc.
        Kent R. Palmer, Inc.
        Kicliter Funeral Home, Inc.
        Madcem of Florida, Inc.
        Memorial Park Cemetery, Inc.
        Oaklawn Park Cemetery and Funeral Home, Inc.
        Ocoee Park Cemetery, Inc.
        Roberts Funeral Home, Inc.
        Royal Palm Memorial Gardens, Inc.
        SEI - DELFL, Inc.
        The Simplicity Plan of Puerto Rico, Inc.
        Sylvan Abbey Memorial Park, Inc.
        Trinity Memorial Gardens of Lakeland, Inc.
        Turner Crematory, Inc.
        Turner Funeral Homes, Inc.
        Walsh & Wood Funeral Home, Inc.
        Woodlawn Park Cemetery Company
                Memorial Sunset Park, Inc.
                National Monument Co., Inc.
                South Dade-Palms Memorial Park, Inc.
Cole & Garrett Funeral Homes, Inc.
Cunningham Memorial Park, Inc.
Victor V. Desrosier, Inc.
Dilday Brothers Huntington Valley Mortuary
Dillard Memorial, Inc.
Eastlawn Corporation
Griffin Leggett, Inc.
        Forest Hills Cemetery, Inc.
        Griffin Leggett Healey & Roth, Inc.
        Griffin Leggett Insurance Agency, Inc.
        Gross Funeral Home, Inc.
        Rest Hills Memorial Park, Inc.
Griffin Leggett-Conway, Inc.
Grupo Stewart de Mexico, S.R.L.
        Agencia Eusebio Gayosso, S.R.L.
        Agencia Funeraria Gayosso, S.R.L.
        Agencia Funeraria Los Angeles, S.R.L.
        Prevision Gayosso, S.R.L.
        Tiempo y Vida, S.R.L.
Highland Memorial Cemetery, Inc.
Holly Hill Memorial Park, Inc.
Holly Hills, Inc.
Hopson Mortuary, Inc.
International Stone & Erectors, Inc.
Investors Trust, Inc.
Kingsport Cemetery Corporation
Lake Lawn Metairie Funeral Home, Inc.
Lake Lawn Metairie Funeral Home (Joint Venture)
Lake Lawn Park, Inc.
Lakewood Memorial Park, Inc.
Lassila Funeral Chapels, Inc.
Le Groupe Stewart Inc. - Stewart Group Inc.
        Feron Funeral Homes, Inc./Residences Funeraires Feron, Inc.
        Gestion La Souvenance Inc.
        La Societe Cooperative de Frais Funeraires Inc.
        Lepine - Cloutier Ltee.
                Les Jardins Commemoratifs Laurentide Inc. / Laurentide Memorial Gardens Inc.
                Les Jardins Quebec
                Parc Commemoratif La Souvenance Inc.
                Parc du Souvenir (1976) Inc. / Remembrance Park (1976) Inc.
        Parc Commemoratif de Montreal Inc. / Montreal Memorial Park, Inc.
                2756-5746 Quebec Inc.
        Residences Funeraires Associees du Quebec Inc.
        Stewart Immobilier (Canada) Inc. - Stewart Real Estate (Canada) Inc.
Legacy One, Inc.
        Blue Ridge Funeral Home, Inc.
        Blue Ridge Memorial Gardens, Inc.
        C.G.R., Inc.
        Eastern Cemetery Associates, Inc.
        Eastlawn Memorial Gardens, Inc.
        Eternal Light Funerals, Inc.
        Findlay Cemetery, Inc.
        Garden Cemetery Company, Inc.
        Grandview Memory Gardens, Inc.
        Greenhills Memory Gardens, Inc.
        Highland Memory Gardens, Inc.
        Holly Memorial Gardens, Inc.
        Kanawha Plaza Partnership
        Legacy One Service Corporation
        Legacy One Tennessee, Inc.
        LOI Charleston, Inc.
        Monticello Memory Gardens, Inc.
        Mountain View Memory Gardens, Inc.
        National Exchange Trust, Ltd.
        National Funeral Services, Inc.
        Pleasant View Memory Gardens, Inc.
        Sunset Mausoleum, Inc.
        Sunset Memory Gardens, Inc.
        Williams-Blue Ridge Funeral Home, Inc.
Les Investissements Stewart (Canada) Inc. - Stewart Investments (Canada) Inc.
McDermott - Crockett Mortuary, Inc.
Memorial Services of Columbia, Inc.
        Lincoln Memorial Mortuary, Inc.
        The Lincoln Memorial Park Cemetery Association
        Memorial Funeral Home, Inc.
Metairie Cemetery Association
        All Faiths Funeral Home, Inc.
        Pine Crest Cemetery, Inc.
Montlawn Memorial Park, Inc.
Mount Olivet Cemetery, Inc.
The Nashville Historic Cemetery Association, Inc.
Pasadena Funeral Home, Inc.
Restland Funeral Home, Inc.
        Anderson-Clayton Bros. Funeral Homes, Inc.
                Little Bethel Memorial Park, Inc.
                Roselawn Memorial Gardens, Inc.
        Belew Funeral Home, Inc.
        Bexar County Mortuary Services, Inc.
        Bluebonnet Hills Memorial Park, Inc.
                Bluebonnet Hills Funeral Home, Inc.
        Bright-Holland Funeral Home, Inc.
        Crespo & Sons, Incorporated
        Dalton & Son Funeral Home, Inc.
        Emerald Hills Funeral Corporation
        J.E. Foust & Son Funeral Directors, Inc.
        Guardian Cremation Society, Inc.
        Guardian Funeral Home, Inc.
        Hilltop Memorial Park
        Laurel Land Memorial Park, Inc.
                Laurel Land Funeral Home, Inc.
                Singing Hills Funeral Home, Inc.
        Laurel Land of Fort Worth, Inc.
                Laurel Land Funeral Home of Fort Worth, Inc.
        Lyons Funeral Home, Inc.
        Metrocrest Funeral Home, Inc.
        Restland of Dallas, Inc.
                Abbey Plan of Texas, Inc.
                Highland Memorial Gardens, Inc.
        SEI - DELTX, Inc.
        Simplicity Plan of Texas, Inc.
        Southpark Funeral Home, Inc.
                South Memorial Park, Inc.
Rocky Mount Memorial Park, Inc.
Rose Haven Funeral Home & Cemetery, Inc.
Royal Arms Apartments, Inc.
St. Bernard Memorial Gardens, Inc.
        St. Bernard Memorial Funeral Home, Inc.
St. Vincent de Paul Cemetery Association
S.E. Acquisition of California, Inc.
        All Souls Mortuary, Inc.
        Ashes to Ashes, Inc.
        Assumption Mortuary, Inc.
        Barstow Funeral Homes, Inc.
        Buchheim Family, Inc.
        Calvary Mortuary of Los Angeles, California, Inc.
        Catholic Mortuary Services, Inc.
        N.D. Davis & Associates, Inc.
        DeYoung Memorial Chapel, Inc.
        Holy Cross Mortuary of Culver City, California, Inc.
        Holy Cross Mortuary of Pomona, California, Inc.
        Lombard & Company
        Richard Pierce Funeral Service
        Queen of Heaven Mortuary, Inc.
        Resurrection Mortuary, Inc.
        River Cities Funeral Chapel, Inc.
        San Fernando Mission Mortuary, Inc.
        Santa Clara Mortuary, Inc.
        Scovern Mortuary, A California Corporation
        SDCA Holdings, Inc.
                San Diego Cemetery Association
        S.E. Acquisition of Delano, California, Inc.
        S.E. Acquisition of Glendale, California, Inc.
        S.E. Acquisition of Lancaster, California, Inc.
        S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.
        S.E. Acquisition of Oakhurst, California, Inc.
        S.E. Acquisition of Oroville, California, Inc.
        S.E. Acquisition of San Diego, California, Inc.
        Sentinel Cremation Societies, Inc.
        Simplicity Plan of California, Inc.
        Stewart Pre-Need Services, Inc.
        Stricklin/Snively Mortuary
                Catalina Channel Cremation Society
        Wallace E. White & Howard J. Callanan, Inc.
        Woodside Chapel of Crippen & Flynn
S.E. Acquisition of Murietta, California, Inc.
S.E. Acquisition of Nevada, Inc.
        Desert Memorial, Inc.
        Neptune Society of Nevada, Inc.
        Reno Memorial, Inc.
        S.E. Acquisition of Reno, Nevada, Inc.
S.E. Acquisition of Oregon, Inc.
        Amling/Schroeder Funeral Service, Inc.
        Cascade Crematory, Inc.
        Chapel of the Roses, Inc.
        Chapel of the Valley Funeral Home, Inc.
        Dutton, Inc.
        J. P. Finley & Son
                Sunset Hills Memorial Park
        Greenwood Cemetery, Inc.
        Niswonger & Reynolds, Inc.
        S.E. Acquisition of Myrtle Creek, Oregon, Inc.
        S.E. Acquisition of Reedsport, Oregon, Inc.
        Tabor's Desert Hills Mortuary, Inc.
S.E. Acquisition of Santa Maria, California, Inc.
S.E. Acquisition of Washington, Inc.
        E.R. Butterworth & Sons
        Cremation Society Northwest, Inc.
        Evergreen Staples Funeral Chapel, Inc.
S.E. Australia, Inc.
        Administrators & Managers Limited
        Cemetery & Crematorium Finance Trust
        Cemetery & Crematorium Management Services PTY LTD
        Nationwide Care Services PTY LTD
                South-East Asia and Australasian Services PTY LTD
        Stewart Enterprises Australia PTY LTD
                Funeral Services of Australasia PTY LTD
                        Australian Funerals PTY LTD
                                Metropolitan Funeral Services PTY LTD
                        Australian Pre-Arranged Funeral Plan PTY LTD
                        Dylhost PTY LTD
                        Gregory & Carr Holdings PTY LTD
                                Crematorium Chapel Funerals of Australasia PTY LTD
                                F. Tighe & Co. PTY LTD
                                Gregory & Carr PTY LTD
                                        Gregory & Carr of Sydney PTY LTD
                                William Lee & Sons PTY LTD
                        Sydney Cremation Services PTY LTD
        Stewart Enterprises New Zealand Holdings Limited
SEI - DELLA, Inc
S.E. Mid-Atlantic, Inc.
        C. J. Applegate & Sons, Inc.
        Bartlett-Burdette-Cox Funeral Home, Inc.
        Benjamin Franklin P.M., Inc.
        Blue Ridge Memorial Gardens, Inc.
        Bounds Funeral Home, Inc.
        Brown Memorials, Inc.
        Calfee Funeral Service of Pineville, Inc.
        Casdorph & Curry Funeral Home, Inc.
        Catawba Memorial Park, Inc.
        Cedar Hill Cemetery Company, Inc.
        Central Stone Works, Incorporated
        Clinch Valley Memorial Cemetery, Inc.
        Crest Lawn Memorial Gardens, Inc.
        Harold C. Davis, Inc.
        Dodd-Payne-Hess Funeral Home, Inc.
        Dunbar Funeral Home, Inc.
        Evans Funeral Home, Inc.
        Evans Funeral Home, Inc.
        Evergreen Memorial Gardens, Inc.
        Everly Community Funeral Care, Inc.
        Everly Funeral Homes, Incorporated
        Everly PFP, Inc.
        Fairfax Funeral Home, Inc.
        Fine Finishes, Inc.
        Fort Lincoln Cemetery, Inc.
        Fort Lincoln Funeral Home, Inc.
        Gallery Granite Corporation
        Gardinier Colletti Memorial Home, Inc.
        Garner Family Funeral Home, Inc.
        Garrett-Hillcrest, Inc.
        George Washington Memorial Park, Inc.
        Gorny & Gorny Paterson-Clifton Mortuary
        Graceland Mausoleum, Inc.
        Haisten Funeral Homes, Inc.
        Haisten Funeral Home of Henry County, Inc.
        Higgins and Son Funeral Home, Inc.
        Highland Memory Gardens of Franklin County, Inc.
        Hillcrest Memorial Cemetery, Inc.
        Hines-Rinaldi Funeral Home, Inc.
        Johnson Funeral Home, Inc.
        Kimes Funeral Home, Inc.
        Kirk & Nice, Inc.
        Kirk & Nice Suburban Chapel, Inc.
        Klingel-Carpenter Mortuary, Inc.
        Lancaster Funeral Homes, Inc.
        Loudon Park Cemetery Company
                Druid Ridge Cemetery Company
        Loudon Park Funeral Home, Inc.
        The Mackey Mortuary, Inc.
                Cannon Funeral Home, Inc.
        Mattle Gray Nulton Funeral Home, Inc.
        McLaurin's Funeral Home, Inc.
        Miller-Lee, Inc.
        Monte Vista Burial Park, Inc.
        Murphy Funeral Service, Inc.
        Nalley's Funeral Home, Inc.
        The National Harmony Memorial Park, Inc.
        Nulton Funeral Home, Inc.
        Oconee Memorial Funeral Home, Inc.
        Otto Redanz Funeral Home, Inc.
                Cornell & Daggett, Inc.
        Parklawn, Inc.
        Parklawn Memorial Gardens, Inc.
        The Parkwood Cemetery Company
                Parkwood Management Co.
        Pineview, Inc.
        Pollock Wells Funeral Service, Inc.
        Stephen D. Posey Funeral Home, Inc.
        Richmond Memorial Parks, Inc.
        S.E. Acquisition of Charleston, Inc.
        S.E. Acquisition of Clifton, New Jersey, Inc.
        S.E. Acquisition of Fredonia, New York, Inc.
        S.E. Acquisition of Liberty, South Carolina, Inc.
        S.E. Acquisition of Malden, West Virginia, Inc.
        S.E. Acquisition of Pennsylvania, Inc.
        S.E. Acquisition of Pikeville, Kentucky, Inc.
        S.E. Acquisition of South Carolina, Inc.
        S.E. Cemetery Management of Pennsylvania, Inc.
        Stephens Services, Inc.
        Sunset Memorial Park Company
                  Pet Haven, Inc.
        John M. Taylor Funeral Home, Inc.
        Joseph W. Teague Funeral Home, Inc.
        Thomas-Yelverton Company
        Washington Memorial Cemetery, Incorporated
        William W. Chambers, Inc.
        Wilson Funeral Home, Inc.
        Wise Corporation
        1730 Investment Co., Inc.
                Memorial Parks, Incorporated
                Taylor M. Simpson Co.
S.E. South-Central, Inc.
        Cemetery Services, Inc.
                Appleton Highland Memorial Park, Inc.
        D.W. Newcomer's Sons, Inc.
        DWN Properties, Inc.
                Funeral Security Plans, Inc.
        Ellison Funeral Home, Inc.
        Kilgore - Green Funeral Home, Inc.
        Knutson Funeral Homes, Inc.
        Lathan Funeral Home, Inc.
        Andrew J. McGann & Son Funeral Home, Inc.
        Mt. Juliet Funeral Home, Inc.
        Mt. Juliet Memorial Gardens, Inc.
        Nave Funeral Home of Lebanon, Inc.
        Pauley Funeral Home, Inc.
        Pine Crest Funeral Home, Inc.
                Faith Memorial Park & Mausoleum Company, Inc.
                Valhalla Memory Gardens and Funeral Home, Inc.
        Professional Funeral Services, Inc.
        Rockco's Funeral Homes, Inc.
        Rockco and Son Funeral Home, Inc.
        Runyan Mangold, Inc.
        S.E. Acquisition of Albuquerque, New Mexico, Inc.
        S.E. Acquisition of Blue Island, Illinois, Inc.
        S.E. Acquisition of Boonville, Missouri, Inc.
        S.E. Acquisition of Lithonia, Georgia, Inc.
        S.E. Acquisition of Muskogee, Oklahoma, Inc.
        S.E. Acquisition of Oak Lawn & Orland Park, Illinois, Inc.
        S.E. Acquisition of Santa Fe, New Mexico, Inc.
        S.E. Cemetery Management of Illinois, Inc.
        S.E. Cemetery Management of Wisconsin, Inc.
        Theis-Gorski Funeral Home, Inc.
        West Lawn Cemetery, Inc.
        Wisconsin Memorial Park Company, Inc.
                Time-Lock Insurance Agency, Inc.
        Wyuka Funeral Home, Inc.
        Wyuka Simplicity Plan, Inc.
S.E. of Tucson, Arizona, Inc.
Stewart Enterprises (Europe), Inc.
        S.E. Mexico, Inc.
        Stewart Argentina S.R.L.
                Casa Bassi S.R.L.
                Casa Canepa S.R.L.
                Casa Coelho-Martins, S.R.L.
                Casa LaSalle S.R.L.
                Casa Sala de Isidro Sala y Cia S.R.L.
                Cementerio Parque Las Praderas S.A.
                Cocheria La Italo Argentina S.R.L.
                Cocheria Parana, S.A.
                Del Lugar S.A.
                Hector Garcia y Cia., S.R.L.
                Los Abrojos S.C.A.
                Parque Ceremonial Cementerio Privado S.A.
                Perisse Laffue S.R.L.
                Piques S.A.
                Sepelios Las Heras S.A.
                The Simplicity Plan de Argentina, S.R.L.
Stewart Holandesa, S.A. de C.V.
Stewart Resource Center, Inc.
Stewart Services, Inc.
Stewart Worldwide N.V.
        Stewart International (Netherlands) B.V.
                Euro Stewart Belgium, B.V.B.A.
                        Begrafenisonderneming D. Bleyaert B.V.B.A.
                                Ackaert Begrafenissen BVBA
                                Algemene Uitvaartverzorging Marote BVBA
                                Begrafenisoderneming Johan Borgonjon BVBA
                                Begrafenisonderneming Lambrecht Donald B.V.B.A.
                                        Begrafenisonderneming Lambrecht Donald C.V.A.
                                Begrafenissen Amys N.V.
                                Ceremoniebedrijf Leo BVBA
                                Drukkerij Van Nieuwkerke BVBA
                                Vervanco NV
                                        Vercruysee BVBA
                        Forrier B.V.B.A.
                                Begrafenisonderneming Roger Amez BVBA
                                Jacobs NV
                Euro Stewart Espana, S.L.
                        Funeraria Fontal, S.A.
                        Funeraria Gasco, S.L.
                        Funeraria La Piedad, S.L.
                        Tanatorio y Funeraria la Tudelana, S.L.
                        Tanatorio y Funeraria Martinez, S.L.
                Euro Stewart France, SARL
                        Assistance et Prevoyance Funeraire SARL
                        Chasseignaux et Fils SA
                        Marbrerie Coulon SARL
                        Mistre et Compagnie SARL
                        Parthenos Prevoyance SARL
                        Pompes Funebres de l'Atlantique SARL
                        Pompes Funebres PLM SARL
                        Saint Hilaire SARL
                        Sept SARL
                        SFMOP SA
                                Cunault SARL
                        Ste des Establissements di Bernardo SARL
                Euro Stewart Portugal - Actividades Funerarias LDA.
                        Victor & Joao, S.A.
                        Agencia Funeraria Borges, LDA.
                Stewart Cementerios Puerto Rico Holding II B.V.
                        Empresas Stewart-Cementerios
                        Empresas Stewart - Funerarias
                        Stewart Cemeterios Puerto Rico Holding I B.V.
                Stewart Enterprises New Zealand Unit Trust
                        Stewart Enterprises New Zealand
                Stewart Funerarias Puerto Rico Holding II B.V.
                        Stewart Funerarias Puerto Rico Holding I B.V.
                Stewart Simplicity Plan of Puerto Rico Holding II B.V.
                        Stewart Simplicity Plan of Puerto Rico Holding I B.V.
                        The Simplicity Plan of Puerto Rico
                Uitvaart Beheer B.V.
                        De Associatie Zijlweg Beheer B.V.
                                De Associatie Kennemerland B.V.
                                        Uitvaartcentrum Aula West B.V
                                        Uitvaartverzorging Heemstede B.V
Strong & Burns Funeral Home, Inc.
LA
SC
SC
SC
Chile
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
GA
FL
LA
LA
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
FL
DE
LA
FL
FL
FL
FL
FL
FL
FL
FL
FL
TN
WV
CA
CA
SC
GA
AR
AR
AR
AR
AR
AR
AR
MX
MX
MX
MX
MX
MX
TN
GA
TN
CA
LA
TX
TN
LA
LA
LA
MS
CA
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
Canada
WV
WV
WV
WV
WV
VA
WV
OH
VA
VA
VA
VA
VA
WV
WV
TN
WV
VA
WV
WV
WV
WV
OH
VA
WV
Canada
CA
MO
NE
NE
MO
LA
LA
AL
NC
LA
TN
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
TX
DE
TX
TX
TX
NC
GA
LA
LA
LA
LA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
CA
DE
CA
CA
CA
CA
CA
CA
CA
NV
NV
NV
NV
NV
OR
OR
OR
OR
OR
OR
OR
OR
OR
OR
OR
OR
OR
CA
WA
WA
WA
WA
LA
New Zealand
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
Australia
New Zealand
DE
MD
NY
WV
PA
VA
MD
NC
WV
WV
NC
MD
NC
VA
MD
NC
WV
SC
NC
WV
NC
VA
VA
VA
VA
NC
MD
MD
MD
NY
GA
NC
PA
NJ
WV
GA
GA
GA
NC
MD
MD
NC
WV
PA
PA
WV
NC
MD
MD
MD
SC
SC
NY
NC
NC
TN
NY
MD
MD
NY
SC
NY
NY
MD
NC
MD
MD
SC
NC
SC
VA
SC
NJ
NY
SC
WV
PA
KY
SC
PA
NC
PA
PA
MD
VA
NC
VA
MD
WV
VA
NC
NC
NC
LA
WI
WI
MO
MO
MO
AL
AL
IA
AL
IL
TN
TN
TN
IA
AL
AL
AL
LA
AL
AL
KS
NM
IL
MO
GA
OK
IL
NM
IL
WI
IL
NE
WI
WI
NE
NE
AZ
LA
LA
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
Argentina
MX
LA
LA
Netherlands
Netherlands
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Belgium
Spain
Spain
Spain
Spain
Spain
Spain
France
France
France
France
France
France
France
France
France
France
France
France
France
Portugal
Portugal
Portugal
Netherlands
Puerto Rico
Puerto Rico
Netherlands
New Zealand
New Zealand
Netherlands
Netherlands
Netherlands
Netherlands
Puerto Rico
Netherlands
Netherlands
Netherlands
Netherlands
Netherlands
NY